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                                   Exhibit 10



                        CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" in the Prospectus and to the use of our report dated April 22, 1998, with respect to the financial statements of Sage Life Assurance of America, Inc. included in the Pre-Effective Amendment No. 1 to the Registration Statement(Form N-4, Nos. 333-43329 and 811-08581) and related Prospectus for the registration of its variable annuity contracts.



                                                             Ernst & Young LLP

Stamford, Connecticut
December 31, 1998